UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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NOVO INTEGRATED SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

October 16, 2024

Dear Stockholders:

Novo Integrated Sciences, Inc. is holding a Virtual Annual Meeting (the “Annual Meeting”) on Friday, November 22, 2024 at 1:00 p.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NVOS2024. You will need to provide your 16-digit control number that is on your proxy card. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of Novo Integrated Sciences, Inc.’s common stock at the close of business on September 27, 2024 are entitled to vote at the Annual Meeting.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can cast your vote at the virtual Annual Meeting. If you vote by proxy and also participate in the virtual Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment and interest in Novo Integrated Sciences, Inc. and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Robert Mattacchione
Robert Mattacchione Chairman of the Board and Chief Executive Officer

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Novo Integrated Sciences, Inc., a Nevada corporation (“Novo”), will hold a Virtual 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, November 22, 2024, beginning at 1:00 p.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect five directors nominated by Novo’s Board of Directors, based on the recommendation of Novo’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2.	To approve the potential issuance of shares of Novo’s common stock in excess of 19.99% of our outstanding common stock pursuant to listing rules of the Nasdaq Capital Market;

3.	To approve the amendment of Novo’s articles of incorporation, as amended, to effectuate a reverse stock split of Novo’s outstanding shares of common stock, par value $0.001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-30, with such ratio to be determined at the sole discretion of Novo’s Board of Directors;

4.	To ratify the appointment of Fruci & Associates II, PLLC as Novo’s independent registered public accounting firm for the fiscal year ending August 31, 2025; and

5.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

Novo’s Board of Directors has fixed the close of business on September 27, 2024 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ Robert Mattacchione
Chairman of the Board and Chief Executive Officer

October 16, 2024

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company,” “Novo,” “we,” “our” or “us”), of proxies to be voted at our 2024 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Friday, November 22, 2024, beginning at 1:00 p.m., Eastern Time, at visiting www.virtualshareholdermeeting.com/NVOS2024. You will need to provide your 16-digit control number that is on your proxy card.

The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share, at the close of business on September 27, 2024 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	Election of five directors nominated by Novo’s Board of Directors, based on the recommendation of Novo’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2.	Approval of the potential issuance of shares of Novo’s common stock in excess of 19.99% of our outstanding common stock pursuant to listing rules of the Nasdaq Capital Market (the “Potential Stock Issuance”);

3.	Approval of the amendment of Novo’s articles of incorporation, as amended, to effectuate a reverse stock split of Novo’s outstanding shares of common stock, par value $0.001 per share, at a ratio of no less than 1-for-10 and no more than 1-for-30, with such ratio to be determined at the sole discretion of Novo’s Board of Directors (the “Reverse Stock Split”); and

4.	Ratification of the appointment of Fruci & Associates II, PLLC (“Fruci”) as Novo’s independent registered public accounting firm for the fiscal year ending August 31, 2025.

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How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board; and FOR Proposals 2, 3 and 4.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

How many shares of common stock are outstanding?

As of the Record Date, there were 19,054,523 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Pacific Stock Transfer Company (“Pacific Stock”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by Novo.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that each of Proposal 3 (the Reverse Stock Split) and Proposal 4 (ratification of the appointment of Fruci as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposals 3 and 4. However, Proposal 1 (election of directors) and Proposal 2 (approval of the Potential Stock Issuance) are non-routine matters for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I attend and vote shares at the Annual Meeting?

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

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Vote on the Internet

If you are a stockholder of record, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you may follow the instructions provided with your proxy materials. Have your proxy materials in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available from October 16, 2024 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 21, 2024.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Internet voting facilities are available from October 16, 2024 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 21, 2024.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 12:00 p.m., Eastern Time, on November 22, 2024.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/NVOS2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend the Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;

●	Delivering a valid, later-dated proxy in a timely manner; or

●	Voting at the virtual Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

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Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 6,351,508 shares of common stock, in person (virtually) or by proxy at the Annual Meeting, representing one-third (33⅓%) of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting, is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposals 1 and 2 are non-routine items. If you do not give your broker instructions with regard to this proposal, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to these proposals.

Our management believes that each of Proposal 3 (approval of the Reverse Stock Split) and Proposal 4 (ratification of the appointment of Fruci as our independent registered public accounting firm for the fiscal year ending August 31, 2025) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the virtual Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposals 3 and 4. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1, the election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting.

Proposals 2, 3 and 4

With respect to Proposal 2 (approval of the Potential Stock Issuance), Proposal 3 (approval of the Reverse Stock Split) and Proposal 4 (ratification of auditors), adoption of each of proposal requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to each of Proposals 2, 3 and 4, you may vote “for,” “against” or “abstain” from voting on each such proposal. Abstentions will have the effect of a vote “against” the respective proposal. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote for Proposals 2, 3 and 4.

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How will my common stock be voted at the Annual Meeting?

At the Annual Meeting, the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares of common stock as you instruct. If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors);

●	FOR Proposal 2 (approval of the Potential Stock Issuance);

●	FOR Proposal 3 (approval of the Reverse Stock Split); and

●	FOR Proposal 4 (ratification of auditors).

What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. Note, however, that if Proposal 4 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

Additionally, even if stockholders approve Proposal 3, the Board may determine in its discretion to abandon and to not effectuate the Reverse Stock Split.

Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board is comprised of five directors. Our Board has determined in its business judgment that three of our directors (Alex Flesias, Michael Pope and Sarfaraz Ali) are independent in accordance with The Nasdaq Capital Market (“Nasdaq Capital Market”), the Sarbanes-Oxley Act and related SEC rules.

Based on the recommendation of the Company’s independent directors, the Board recommends a vote FOR the following director nominees:

Robert Mattacchione

Christopher M. David

Alex Flesias

Michael Pope

Sarfaraz Ali

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If re-elected, Messrs. Mattacchione, David, Flesias, Pope and Ali will serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

Vote Required

Election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. MATTACCHIONE, DAVID, FLESIAS, POPE AND ALI.

Below is biographical and other information about the nominees for election as director, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Name	Age	Positions with the Company and Biography
Robert Mattacchione	56

Mr. Mattacchione has served as the Company’s Chairman of the Board and Chief Executive Officer since October 2018. He is a co-founder and the Chairman of Novo Healthnet Limited, which was founded in September 2013 and acquired by the Company in May 2017.

Mr. Mattacchione brings knowledge and experience leading the development of operational business interests worldwide, including mining exploration and production of natural resources in Europe and South America, pharmaceutical product development and manufacturing in Africa and Europe, and renewable energy development and production in South America. Mr. Mattacchione provides the Company with deep experience in formulating adaptive strategies, analyzing processes and engaging highly qualified personnel. Mr. Mattacchione does not hold, and has not previously held, any directorships in any reporting companies.

On June 1, 2012, the Financial Services Commission of Ontario entered a cease-and-desist order against Mr. Mattacchione and a company with which Mr. Mattacchione was affiliated. Pursuant to the order, Mr. Mattacchione was required to cease and desist from making and/or publishing any statements to the effect that an affiliate of Mr. Mattacchione can arrange for, secure or facilitate insurance coverage until a contract or insurance providing for such coverage has been put in place in compliance with applicable laws and regulations. The order does not prohibit Mr. Mattacchione or his affiliate from conducting business, or continuing in business or other operations, but requires that a specific contract be put in place prior to proceeding with certain marketing. Following a hearing, the Superintendent did not impose penalties or make any findings of wrongdoing against Mr. Mattacchione. Mr. Mattacchione asserted that he had not approved any marketing for release and when he saw that the same had been distributed, immediately required that it cease, even prior to the Superintendent’s action.

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Christopher M. David	65

In August 2014, Mr. David was appointed as the Company’s Secretary, Treasurer and Board Director. In May 2015, Mr. David was appointed as the Company’s President and resigned as the Company’s Secretary and Treasurer. In June 2021, Mr. David was appointed as the Company’s Chief Operating Officer.

Mr. David brings knowledge and experience based on his past 30 years as a private investor in both private and public companies. In addition, Mr. David has been an advisor on operational, internal control, marketing and finance matters to numerous small and medium size businesses in the pharmaceutical, biotech, television-movie media, real-estate, technology and industrial commodity industries. Mr. David had been a shareholder of the Company for over 6 years prior to assuming his duties as the Company’s Secretary, Treasurer and Board Director in August 2014.

Mr. David does not hold, and has not previously held, any directorships in any reporting companies. Prior to Mr. David professional business career, he retired from the U.S. Navy officer ranks in 1994. Mr. David is a 1989 graduate of University of Washington with a B.A. degree in Political Science.

Alex Flesias, B.A., LLB	50	Mr. Flesias has been a partner at Hammond Flesias Law Firm in Toronto, Canada since 2007. Mr. Flesias manages a general commercial litigation practice with a strong focus on construction and real estate related matters. He has extensive experience litigating complex disputes involving financial institutions, as well as landlord-tenant matters. In 1997, Mr. Flesias graduated with an Honours Bachelor of Arts Degree in Political Science and History from the University of Toronto, followed by earning his Master of Arts degree in Political Science at York University in 1998. Mr. Flesias obtained his LLB from Osgoode Hall Law School in 2000. As a lawyer with vast exposure to the business world, Mr. Flesias provides the Company with a unique diversity of thought and background integral to making well informed decisions and judgments.

Michael Pope	44

Mr. Pope is a senior executive and seasoned portfolio manager with global experience in both private and public markets. Mr. Pope also brings direct experience in mergers and acquisitions, public and private financings, management buy-outs and corporate divestitures.

Mr. Pope served as Chairman and CEO at Boxlight, a global interactive technology company, from March 2020 to January 2024. Mr. Pope led the company through 11 acquisitions from 2016 to 2023, a Nasdaq IPO in 2017, and revenue growth from $0 to over $200 million.

Mr. Pope previously served as Managing Director at Vert Capital, a private equity and advisory firm, and managed portfolio holdings in consumer products, education technology and digital media. Prior to joining Vert Capital, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family, based in Salt Lake City, and managed family investment holdings in consumer products, professional services, real estate and education. He has also held positions as Chief Financial Officer at Bebo, Sr. SEC Reporting accountant at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq:ADBE) in 2009) and Assurance Associate at Grant Thornton.

Mr. Pope maintains an active CPA license and serves on the boards of various organizations, including Boxlight (NASDAQ:BOXL) and Focus Universal (NASDAQ:FCUV). Mr. Pope earned his undergraduate and graduate degrees in accounting from Brigham Young University with academic honors.

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Sarfaraz Ali	43

Mr. Ali brings over 20 years of knowledge and experience in the ownership and development of operational business enterprises worldwide, including supermarket chains, bakery chain stores, ride-share services, and clean water products in Bangladesh, commercial real estate and blockchain technology implementation in Canada, private equity investment and financing in Dubai, and international trade of consumer goods based primarily in Thailand.

Mr. Ali provides the Company with proven expertise in delivering system and operational efficiency while managing aggressive, yet sustainable growth. As a successful business owner, he brings the Company a wealth of knowledge in areas related to formulating adaptive strategies, supply-chain management, retail marketing, product manufacturing, B2B and B2C e-commerce strategies and implementation, and product distribution worldwide. Since 2006, Mr. Ali has served as the CEO and Executive Director of Khulshi Mart which operates supermarket stores and other private enterprises in Bangladesh. Since 2010, Mr. Ali has served as the CEO and Executive Director of K Bakery Outlets, a chain of fresh food stores operating in Bangladesh. In addition, since 2010, Mr. Ali has been a board member of Grameen Solutions, Ltd, the flagship technology company of the Grameen family of organizations founded in 1999 by Dr. Muhammad Yunus, a recipient of the Nobel Peace Prize in 2006, the U.S. Presidential Medal of Freedom in 2009, and the Congressional Gold Medal in 2010 for pioneering the concepts of microcredit and microfinance. In addition, Mr. Ali holds board of director positions in private companies located in the Middle East and South Asia. In 2002, Mr. Ali earned his B.S. degree in finance and accounting from Indiana University of Pennsylvania. Mr. Ali holds dual citizenship of both Bangladesh and Canada.

There are no family relationships among any of the Company’s directors or executive officers.

Our officers and directors are well qualified as leaders. In their prior positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.

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Corporate Governance

Involvement in Certain Legal Proceedings

Except as otherwise provided above as to Mr. Mattacchione, no director, executive officer, significant employee, or control person of the Company has been involved in any legal or regulatory proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to our Articles of Incorporation and our bylaws. Currently, our Board of Directors consists of five directors: Messrs. Mattacchione, David, Flesias, Pope and Ali.

Director Independence

Our Board of Directors has undertaken a review of the independence of each director, under the Nasdaq listing rules. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that (i) Messrs. Pope, Flesias, and Ali do not have a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq, and (ii) Messrs. Mattacchione and David are not independent directors. Accordingly, a majority of our Board of Directors is independent.

In order to be considered independent for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has a Chairman, Mr. Mattacchione. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We believe that separation of the roles of Chairman and Chief Executive Officer is not necessary at this time to ensure appropriate oversight by the Board of Directors of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors will hold executive sessions in which only independent directors are present.

Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee will oversee management of financial risks; our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board of Directors regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our compensation committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us.

Our Board of Directors and its Committees

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to our Articles of Incorporation and our bylaws. Currently, our Board of Directors consists of five directors.

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During the fiscal year ended August 31, 2024, the Board held four meetings. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during the fiscal year ended August 31, 2024, either in person or telephonically. The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance.

Our Board of Directors has established three standing committees—the audit committee, compensation committee, and nominating and corporate governance committee—each of which operates under a charter that has been approved by our Board of Directors. We have appointed persons to the Board of Directors and committees of the Board as required meeting the corporate governance requirements of the Nasdaq Listing Rules.

Audit Committee

We have an audit committee comprised of three independent directors: Messrs. Pope, Ali and Flesias. Mr. Pope serves as Chairman of the audit committee. Mr. Pope satisfies the definition of “audit committee financial expert” within the meaning of SEC regulations and the Nasdaq listing rules. In making a determination on which member will qualify as a financial expert, our Board of Directors considered the formal education and nature and scope of such members’ previous experience. During the fiscal year ended August 31, 2024, the audit committee held four meetings.

Our audit committee is responsible for, among other things:

●	To oversee our accounting and financial reporting and disclosure processes and the audit of our financial statements.
●	To select and retain an independent registered public accounting firm to act as our independent auditors.
●	To review with management, the internal audit department and our independent auditors the adequacy and effectiveness of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses.
●	To review and discuss with our independent auditors and management our annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in our annual report on Form 10-K.
●	To review and approve the functions of our accounting department and approve the hiring or dismissal of the Chief Financial Officer, or such person as may, from time to time, be delegated such internal audit function by the Board.
●	To review and discuss with management policies and guidelines to govern the process by which management assesses and manages our risks.
●	To establish and oversee procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
●	To review, approve and oversee any transaction between us and any related person and any other potential conflict of interest situations.
●	To meet at least four times a year to fulfill its responsibilities.
●	To review the audit committee charter at least annually and recommend any proposed changes to the Board for approval.

Compensation Committee

We have a compensation committee comprised of three independent directors: Messrs. Ali, Pope and Flesias. Mr. Ali serves as Chair of the compensation committee. During the fiscal year ended August 31, 2024, the compensation committee held two meetings.

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Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee is responsible for, among other things:

●	To review and approve the compensation of the Chief Executive Officer and to approve the compensation of all other executive officers.
●	To review, and approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.
●	To review our incentive compensation arrangements.
●	To review and recommend to the Board for approval the frequency with which we will conduct Say on Pay Votes.
●	To review director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.
●	To meet at least two times a year.
●	To review the compensation committee charter at least annually and recommend any proposed changes to the Board for approval.

Nominating and Corporate Governance Committee

We have a nominating and corporate governance committee comprised of three independent directors: Messrs. Flesias, Ali and Pope. Mr. Flesias serves as Chair of the nominating and corporate governance committee. During the fiscal year ended August 31, 2024, the nominating and corporate governance committee held two meetings.  Our nominating and corporate governance committee is responsible for, among other things:

●	To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director.
●	To select and approve the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.
●	To review the Board’s committee structure and composition and to appoint directors to serve as members of each committee and committee chairmen.
●	To develop and recommend to the Board for approval standards for determining whether a director has a relationship with us that would impair its independence.
●	To review and discuss with management the disclosure regarding the operations of the nominating and corporate governance committee and director independence, and to recommend that this disclosure be included in our proxy statement or annual report on Form 10-K, as applicable.
●	To monitor compliance with our Code of Ethics and Business Conduct (the “Code of Ethics”), to investigate any alleged breach or violation of the Code of Ethics and to enforce the provisions of the Code of Ethics.
●	To meet at least two times a year.
●	To review the nominating and corporate governance committee charter at least annually and recommend any proposed changes to the Board for approval

Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

The Board will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at an annual meeting of stockholders or for vacancies of the Board that arise between annual meetings must provide the Board with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws. Such documentation and the name of the director candidate should be sent by U.S. mail to:

Novo Integrated Sciences, Inc. Board of Directors

c/o Novo Integrated Sciences, Inc.

Attention: Corporate Secretary

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

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Nominating Director Candidates

For director nominations to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must give timely notice in proper written form to the Secretary, consistent with the Company’s bylaws.

Evaluating Director Candidates

The Board has no formal guidelines or policy with regard to the consideration of any director candidates recommended by stockholders. The nominating and corporate governance committee will consider several factors when evaluating the appropriate characteristics of candidates for service as a director. The nominating and corporate governance committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the committee. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character, and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the nominating and corporate governance committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and professional experience that is relevant to the Board’s needs, including, but not limited to, Board diversity. A member of the nominating and corporate governance committee will contact, for further review, those candidates who the committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The nominating and corporate governance committee is responsible for conducting, with the assistance of the Corporate Secretary, and subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the committee learns during this process, it determines which nominee(s) to submit for election. The committee uses a comparable process for evaluating all director candidates, regardless of the source of the recommendation.

The nominating and corporate governance committee is authorized to use, as it deems appropriate or necessary, an outside consultant to identify and screen potential director candidates. No outside consultants were used during the fiscal year ended August 31, 2024 to identify or screen potential director candidates. The nominating and corporate governance committee will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Code of Ethics

We have adopted a Code of Ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002, as amended. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the Code of Ethics.

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

Novo Integrated Sciences, Inc. Board of Directors

c/o Novo Integrated Sciences, Inc.

Attention: Corporate Secretary

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

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The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters, our compensation and benefit programs, or the nomination of directors and other corporate governance matters will remain with the full Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

●	Forward the communication to the director or directors to whom it is addressed;
●	Attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or
●	Not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of such forms, we believe that no Section 16(a) reporting persons failed to timely file their required Section 16(a) reports during the fiscal year ended August 31, 2024, except as follows: Christopher David failed to timely file one Form 4 with respect to one transaction.

Director Compensation

Historically, non-employee directors have received cash and/or equity compensation in exchange for their services as members of the Company’s Board of Directors. During the fiscal year ended August 31, 2024, no non-employee directors other than Mr. Pope received compensation for their services. Mr. Pope received $15,000 during the fiscal year ended August 31, 2024 in consideration for his services as chairman of the audit committee.

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The following table summarizes compensation paid to our non-employee directors during the fiscal year ended August 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Sarfaraz Ali	-	-	-	-	-	-	-
Alex Flesias	-	-	-	-	-	-	-
Michael Pope	15,000	-	-	-	-	-	15,000

(1)	Represents the aggregate grant date fair value for the stock options, computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation. At August 31, 2024, the individuals included in this table had the following number of stock options outstanding: Mr. Ali – 3,948; Mr. Flesias – 11,379; and Mr. Pope – 12,700.

EXECUTIVE COMPENSATION

The following table summarizes all compensation earned by Messrs. Mattacchione and David (together, our “Named Executive Officers”).

2024 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended August 31,	Salary	Bonus	Stock Awards	Option Awards (1)	All Other Compensation	Total
Robert Mattacchione	2024	$185,000	$-	$-	$-	$-	$185,000
Chief Executive Officer	2023	$185,000	$-	$-	$-	$-	$185,000

Christopher David	2024	$171,000	$-	$-	$263,561	$-	$434,561
Chief Operating Officer	2023	$171,000	$-	$-	$156,000	$-	$327,000

(1)	Represents the aggregate grant date fair value for the stock options, computed in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation. At August 31, 2024, the individuals included in this table had the following number of stock options outstanding: Mr. Ali – 3,948; Mr. Flesias – 11,379; and Mr. Pope – 12,700.

Robert Mattacchione

On June 18, 2021, the Company entered into an executive agreement (the “June 2021 Mattacchione Agreement”) with GPE Global Holdings Inc., an entity controlled by Robert Mattacchione and through which Mr. Mattacchione will provide services to the Company (“GPE”). Mr. Mattacchione serves as the Company’s Chairman of the Board and Chief Executive Officer, and is the Company’s majority stockholder. Pursuant to the terms of the June 2021 Mattacchione Agreement, Mr. Mattacchione will continue to serve as the Company’s Chief Executive Officer. Mr. Mattacchione also continues to serve as Chairman of the Board. In consideration thereof, the Company agreed to (i) pay Mr. Mattacchione an annual base salary of $186,000, (ii) pay Mr. Mattacchione a monthly bonus reconciled quarterly and paid as follows: (a) quarterly cash bonuses equal to 10% of positive net income (“PNI”), and (b) PNI will be reconciled within 30 days after the close of the quarter with payments to Mr. Mattacchione made within 45 days of the close of the quarter, and (iii) pay Mr. Mattacchione bonuses based on increases in the Company’s market cap valuation (“MCV”) from the date of the June 2021 Mattacchione Agreement, with the following milestone bonus parameters:

(a)	For each and every $50,000,000 Company MCV increase sustained for a period of not less than 30 days (the “50M Bonus Event”), Mr. Mattacchione will receive $1,000,000, or 2% of $50,000,000, in Company common stock. For the sake of clarity, Mr. Mattacchione will only be issued compensation based on $50,000,000 MCV increments; there will be no compensation issued for anything above $50,000,000 until the subsequent $50,000,000 MCV milestone is achieved. This bonus will be capped at a Company MCV of $1 billion. The 50M Bonus Event stock will be issued as (i) 50% restricted shares within 30 days of the respective 50M Bonus Event or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company, and (ii) 50% registered shares from the Company’s current active incentive plan within 30 days of the respective 50M Bonus Event.

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(b)	Upon the Company reaching and sustaining a MCV of $1 billion for no less than 30 days (the “1B Bonus Event”), Mr. Mattacchione will receive $50,000,000, or 5% of $1 billion, in restricted shares of Company common stock. The 1B Bonus Event stock will be issued within 30 days of the 1B Bonus Event or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company.

(c)	For each additional $1 billion MCV, beyond the initial 1B Bonus Event, sustained for a period of no less than 30 days, Mr. Mattacchione will receive $50,000,000, or 5% of $1 billion, in restricted shares of the Company’s common stock. This additional 1B Bonus Event Stock, commencing with a $2 billion MCV and each additional 1B MCV increase, beyond $2 billion, will be issued within 30 days of the Bonus Event, or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company.

The June 2021 Mattacchione Agreement supersedes all prior compensation arrangements between the Company and Mr. Mattacchione.

The Company will be deemed to be in default under the June 2021 Mattacchione Agreement upon the occurrence of any of the following events:

(a)	if the Company shall become insolvent, or bankrupt, or subject to the provisions of the U.S. Bankruptcy Code, or shall go into liquidation, either voluntarily or under an order of a Court of competent jurisdiction, or shall make a general assignment for the benefit of its creditors, or otherwise acknowledge its insolvency; or

(b)	if a liquidator or liquidators or receiver or receivers or a trustee or trustees in bankruptcy, be appointed to the Company, or if its secured creditors take possession of the property of the Company or any substantial or essential part thereof in the sole determination of Mr. Mattacchione; or

(c)	if the Company fails, refuses or neglects to promptly pay any monies owing to Mr. Mattacchione when due under the June 2021 Mattacchione Agreement.

Mr. Mattacchione will be deemed to be in default under the June 2021 Mattacchione Agreement upon the occurrence of any of the following events:

(a)	if Mr. Mattacchione fails, refuses or neglects to promptly perform any material obligations owing to the Company when due under the June 2021 Mattacchione Agreement, and such failure in performance shall continue for 10 business days following notice from the Company unless Mr. Mattacchione shall have commenced within the 10 days following notice and is continuing acceptable measures to remedy the said failure in performance.

(b)	If the performance of Mr. Mattacchione is not to minimum standards as expected by the Board of Directors of the Company.

The initial term of the June 2021 Mattacchione Agreement ran for 36 months. The term may be extended at the end of the initial term if the Company and Mr. Mattacchione mutually agree. On June 18, 2024, the parties amended the June 2021 Mattacchione Agreement in order to extend the term of the June 2021 Mattacchione Agreement by one year, such that the term of the June 2021 Mattacchione Agreement will continue until June 18, 2025.

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Mr. Mattacchione may terminate the June 2021 Mattacchione Agreement at any time, upon 90 days’ written notice to the Company, and receive (i) additional compensation equal to $1,500,000 in restricted shares of the Company’s common stock as consideration for the previous tenure of unpaid service filling the roles and responsibilities as the Company’s Chief Executive Officer since October 17, 2018, and (ii) any other compensation earned within the June 2021 Mattacchione Agreement.

Notwithstanding anything in the June 2021 Mattacchione Agreement to the contrary, the Company may terminate Mr. Mattacchione’s service for cause for any one of the following reasons: (i) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (ii) commission of any act of theft, fraud, dishonesty, or falsification of any Company records, (iii) improper disclosure of the Company’s confidential or proprietary information, (iv) any action by Mr. Mattacchione which has a detrimental effect on the Company’s reputation or business, (v) Mr. Mattacchione’s failure or inability to perform any reasonable assigned duties after written notice from the Company thereof, and a reasonable opportunity to cure, such failure or inability, (vi) any breach of the June 2021 Mattacchione Agreement, which breach is not cured within 15 days following written notice of such breach, (vii) a course of conduct amounting to gross incompetence, (viii) chronic and unexcused absenteeism, (ix) unlawful appropriation of a corporate opportunity, or (x) misconduct in connection with the performance of any of Mr. Mattacchione’s duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Mr. Mattacchione’s services with the Company for cause, the Company shall be under no further obligation to Mr. Mattacchione, except to pay all accrued but unpaid renumeration.

The Company may terminate Mr. Mattacchione’s services at any time without cause; provided, however, that Mr. Mattacchione will be entitled to severance pay in the amount of three years renumeration and certain additional compensation as identified in the June 2021 Mattacchione Agreement, but if, and only if, Mr. Mattacchione executes a valid and comprehensive release of any and all claims that Mr. Mattacchione may have against the Company in a form provided by the Company and Mr. Mattacchione executes such form within 30 days of tender.

Christopher David

On August 6, 2020, the Company entered into an employment agreement (the “August 2020 Agreement”) with Mr. David, effective August 5, 2020. Pursuant to the terms of the August 2020 Agreement, Mr. David agreed to serve as the Company’s President. In consideration thereof, the Company agreed to (i) pay Mr. David a monthly salary of $8,000, and (ii) grant Mr. David a 5-year option to purchase 57,500 shares of the Company’s restricted common stock at an exercise price of $30.00 per share. The option fully vested on the date of grant and expires on August 6, 2025.

On June 18, 2021, the Company entered into an employment agreement (the “June 2021 David Agreement”) with Mr. David, the Company’s President and a member of the Company’s Board of Directors. Pursuant to the terms of the June 2021 David Agreement, Mr. David agreed to serve as the Company’s President and Chief Operating Officer. In consideration thereof, the Company agreed to (i) pay Mr. David an annual base salary of $171,000, (ii) pay Mr. David a monthly bonus reconciled quarterly and paid as follows: (a) quarterly cash bonuses equal to 10% of PNI, and (b) PNI will be reconciled within 30 days after the close of the quarter with payments to Mr. David made within 45 days of the close of the quarter, and (iii) pay Mr. David bonuses based on increases in the Company’s MCV from the date of the June 2021 David Agreement, with the following milestone bonus parameters:

(a)	For each and every $50,000,000 Company MCV increase sustained for a period of not less than 30 days (the “50M Bonus Event”), Mr. David will receive $500,000, or 1% of $50,000,000, in Company common stock. For the sake of clarity, Mr. David will only be issued compensation based on $50,000,000 MCV increments; there will be no compensation issued for anything above $50,000,000 until the subsequent $50,000,000 MCV milestone is achieved. This bonus will be capped at a Company MCV of $1 billion. The 50M Bonus Event stock will be issued as (i) 50% restricted shares within 30 days of the respective 50M Bonus Event or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company, and (ii) 50% registered shares from the Company’s current active incentive plan within 30 days of the respective 50M Bonus Event.

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(b)	Upon the Company reaching and sustaining a MCV of $1 billion for no less than 30 days (the “1B Bonus Event”), Mr. David will receive $20,000,000, or 2% of $1 billion, in restricted shares of Company common stock. The 1B Bonus Event stock will be issued within 30 days of the 1B Bonus Event or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company.

(c)	For each additional $1 billion MCV, beyond the initial 1B Bonus Event, sustained for a period of no less than 30 days, Mr. David will receive $20,000,000, or 2% of $1 billion, in restricted shares of the Company’s common stock. This additional 1B Bonus Event Stock, commencing with a $2 billion MCV and each additional 1B MCV increase, beyond $2 billion, will be issued within 30 days of the Bonus Event, or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company.

The June 2021 David Agreement supersedes the employment agreement dated August 6, 2020 between the Company and Mr. David.

The Company will be deemed to be in default under the June 2021 David Agreement upon the occurrence of any of the following events:

(a)	if the Company shall become insolvent, or bankrupt, or subject to the provisions of the U.S. Bankruptcy Code, or shall go into liquidation, either voluntarily or under an order of a Court of competent jurisdiction, or shall make a general assignment for the benefit of its creditors, or otherwise acknowledge its insolvency; or

(b)	if a liquidator or liquidators or receiver or receivers or a trustee or trustees in bankruptcy, be appointed to the Company, or if its secured creditors take possession of the property of the Company or any substantial or essential part thereof in the sole determination of Mr. David; or

(c)	if the Company fails, refuses or neglects promptly pay any monies owing to Mr. David when due under the June 2021 David Agreement.

Mr. David will be deemed to be in default under the June 2021 David Agreement upon the occurrence of any of the following events:

(a)	if Mr. David fails, refuses or neglects to promptly perform any material obligations owing to the Company when due under the June 2021 David Agreement, and such failure in performance shall continue for 10 business days following notice from the Company unless Mr. David shall have commenced within the 10 days following notice and is continuing acceptable measures to remedy the said failure in performance.

(b)	If the performance of Mr. David is not to minimum standards as expected by the Board of Directors of the Company.

The initial term of the June 2021 David Agreement ran for 36 months. The term may be extended at the end of the initial term if the Company and Mr. David mutually agree. On June 18, 2024, the parties amended the June 2021 David Agreement in order to extend the term of the June 2021 David Agreement by one year, such that the term of the June 2021 David Agreement will continue until June 18, 2025. Additionally, the parties agreed to update Mr. David’s title to Chief Operating Officer of the Company, as opposed to President and Chief Operating Officer.

Mr. David may terminate the June 2021 David Agreement at any time, upon 90 days’ written notice to the Company, and receive (i) additional compensation equal to $300,000 in restricted shares of the Company’s common stock as consideration for the discount to market salary Mr. David was paid, from July 12, 2017 through May 31, 2021, filling the roles and responsibilities as the Company’s President, and (ii) any other compensation earned within the June 2021 David Agreement.

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Notwithstanding anything in the June 2021 David Agreement to the contrary, the Company may terminate Mr. David’s employment for cause for any one of the following reasons: (i) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (ii) commission of any act of theft, fraud, dishonesty, or falsification of any Company records, (iii) improper disclosure of the Company’s confidential or proprietary information, (iv) any action by Mr. David which has a detrimental effect on the Company’s reputation or business, (v) Mr. David’s failure or inability to perform any reasonable assigned duties after written notice from the Company thereof, and a reasonable opportunity to cure, such failure or inability, (vi) any breach of the June 2021 David Agreement, which breach is not cured within 15 days following written notice of such breach, (vii) a course of conduct amounting to gross incompetence, (viii) chronic and unexcused absenteeism, (ix) unlawful appropriation of a corporate opportunity, or (x) misconduct in connection with the performance of any of Mr. David’s duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Mr. David’s employment with the Company for cause, the Company shall be under no further obligation to Mr. David, except to pay all accrued but unpaid renumeration.

The Company may terminate Mr. David’s employment at any time without cause; provided, however, that Mr. David will be entitled to severance pay in the amount of three years renumeration and certain additional compensation as identified in the June 2021 David Agreement, but if, and only if, Mr. David executes a valid and comprehensive release of any and all claims that Mr. David may have against the Company in a form provided by the Company and Mr. David executes such form within 30 days of tender.

OUTSTANDING EQUITY AWARDS AT AUGUST 31, 2024

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Christopher David	20,000	-	-	$16.00	12/29/2024
	57,500	-	-	$30.00	8/6/2025
	200,000	-	-	$1.32	5/31/2029
	200,000	-	-	$0.78	1/16/2030

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Equity Compensation Plan Information

The table below shows information with respect to all our equity compensation plans as of August 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	439,223	$1.14	2,511,830	(1)
Equity compensation plans not approved by security holders	99,200	$23.40	-

(1) This represents (i) 49,875 shares of common stock issuable pursuant to the Company’s 2015 Incentive Compensation Plan (the “2015 Plan”), (ii) 86,490 shares of common stock issuable pursuant to the Novo Integrated Sciences, Inc. 2018 Incentive Plan (the “2018 Plan”), (iii) 75,465 shares of common stock issuable pursuant to the Novo Integrated Sciences, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), and (iv) 2,300,000 shares of common stock issuable pursuant to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”).  The Company does not intend to award any additional grants under the 2015 Plan, the 2018 Plan or the 2021 Plan.

On September 8, 2015, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the 2015 Plan, which authorizes the issuance of up to 50,000 shares of common stock to employees, officers, directors or independent consultants of the Company, provided that no person can be granted shares under the 2015 Plan for services related to raising capital or promotional activities. As of August 31, 2024, the 2015 Plan has 49,875 shares available for award; however, the Company does not intend to issue any additional grants under the 2015 Plan.

On January 16, 2018, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the 2018 Plan. Under the 2018 Plan, 100,000 shares of common stock are authorized for the grant of stock options and the issuance of restricted stock, stock appreciation rights, phantom stock and performance awards to officers, directors, employees and eligible consultants to the Company or its subsidiaries. As of August 31, 2024, the 2018 Plan has 86,490 shares available for award; however, the Company does not intend to issue any additional grants under the 2018 Plan.

On February 9, 2021, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the 2021 Plan. Under the 2021 Plan, a total of 450,000 shares of common stock are authorized for issuance pursuant to the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares or other cash- or stock-based awards to officers, directors, employees and eligible consultants to the Company or its subsidiaries. Subject to adjustment as provided in the 2021 Plan, the maximum aggregate number of shares that may be issued under the 2021 Plan will be cumulatively increased on January 1, 2022 and on each subsequent January 1 through and including January 1, 2023, by a number of shares equal to the smaller of (i) 3% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by our Board of Directors. The Company chose not to cumulatively increase the shares authorized for issuance under the 2021 Plan as of January 1, 2022, 2023 or 2024. As of August 31, 2024, the 2021 Plan has 75,465 shares available for award; however, the Company does not intend to issue any additional grants under the 2021 Plan.

On July 26, 2023, the Board approved, and proposed for stockholder approval, the 2023 Plan. On September 29, 2023, stockholders holding a majority of the Company’s outstanding common stock approved the 2023 Plan. Under the 2023 Plan, a total of 2,500,000 shares of common stock are authorized for issuance pursuant to the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares or other cash- or stock-based awards to officers, directors, employees and eligible consultants to the Company or its subsidiaries. As of August 31, 2024, the 2023 Plan has 2,300,000 shares available for award.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed in the sections titled “Proposal 1—Election of Directors” and “Executive Compensation,” the following is a description of each transaction since September 1, 2022 and each currently proposed transaction in which:

●	We and any subsidiaries thereof have been or will be a participant;

●	the amount involved exceeds the lesser of $120,000 or 1% of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

At August 31, 2024 and 2023, the Company had outstanding advances totaling approximately $531,935 and $533,001, respectively, due to related parties. These related parties are stockholders, officers and/or affiliates of the Company, as well as owners, officers and/or stockholders of the companies that provided the advances to the Company. These amounts, owed by the Company, are payable upon demand and unsecured. At August 31, 2024, approximately $425,548 was non-interest bearing, $27,661 bears interest at 6% per annum, and $78,726 bears interest at 13.75% per annum.

At August 31, 2024 and 2023, the Company had debentures totaling approximately $1,141,517 and $1,144,332, respectively, including principal and interest, due to the following related parties:

●	Approximately $302,267 and $302,825, respectively, due to ICC Healthnet Canada, Inc., a company whose owner (Robert Mattacchione) is an officer, director and greater than 5% stockholder of the Company; and

●	Approximately $433,065 and $434,513, respectively, due to Healthnet Assessment Inc., a company whose owner (Robert Mattacchione) is an officer, director and greater than 5% stockholder of the Company.

On September 30, 2013, the Company issued five debentures totaling CAD$6,402,512 (approximately $6,225,163 on September 30, 2013) in connection with the acquisition of certain business assets. The holders of the debentures are current stockholders, officers and/or affiliates of the Company. The debentures are secured by all the assets of the Company, accrue interest at 8% per annum and were originally due on September 30, 2016. On December 2, 2017, the debenture holders agreed to extend the due date to September 30, 2019. On September 27, 2019, the debenture holders agreed to extend the due date to September 30, 2021. On November 2, 2021, the debenture holders agreed to extend the due date to December 1, 2023.

During the fiscal year ended August 31, 2024, the Company could not make repayments to the debenture holders in accordance with the revised agreed repayment schedule, and was therefore in breach of the loan agreement as of August 31, 2024. Consequently, the Company has reclassified the entire outstanding balance of the loan to current liabilities. The Company is in discussions to formalize the arrangements to make the payment to the holders.

On January 31, 2018, the debenture holders converted 75% of the debenture value of $3,894,809 plus accrued interest of $414,965 into 1,047,588 shares of the Company’s common stock. The per share price used for the conversion of each debenture was $4.11 which was determined as the average price of the five trading days immediately preceding the date of conversion with a 10% premium added to the calculated per share price.

On July 21, 2020, the Company made a partial repayment of a debenture due to a related party of $267,768.

At August 31, 2024 and 2023, the amount of debentures outstanding was approximately $913,598 and $916,824, respectively.

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not directors.

Name	Age	Position(s)	Served as an Officer Since
Vivek Sethi	38	Principal Financial Officer	2023
Robert Oliva	60	President	2024

Vivek “Vic” Sethi. Mr. Sethi, CPA, CA, brings over 13 years of international corporate finance and operational experience, directing accounting and finance functions, business and personal tax compliance and planning, internal and external reporting, and the ongoing evaluation and analysis of corporate financial activity.

In 2017, Mr. Sethi founded Tax Wave Solutions, located in Brampton Ontario Canada, which provides a wide range of services, to both businesses and individuals, such as accounting, bookkeeping, payroll processing, tax compliance and filings, audit support, advisory, and business consultancy.

Previously, Mr. Sethi founded Vivek Sethi & Associates in India, which provided accounting services such as tax planning, auditing of small and medium-sized businesses, tax return filings, financial reports and providing solutions to tax related queries. Mr. Sethi subsequently sold the business and moved to Canada.

Mr. Sethi holds a Canadian CPA designation and a Chartered Accountant designation from The Institute of Chartered Accountants of India. He graduated with a B.Com from Punjab University in Ludhiana, India.

Robert Oliva. Mr. Oliva was appointed to serve as the Company’s President on February 15, 2024. Previously, Mr. Oliva served as a member of the Company’s Board from January 26, 2021 and June 30, 2022. Mr. Oliva is the owner of Toronto-based Venture Metal Works, a leading mid-market enterprise which specializes in architectural and structural steel design, fabrication and manufacturing for the construction industry throughout Canada. Prior to founding Venture Metal Works in 2011, for 28 years Mr. Oliva worked for, and ultimately became the owner of, Tor Steel Company Limited, which provided architectural and structural steel products for the Canadian based construction industry.

For over 40 years, Mr. Oliva has developed proven expertise in delivering system and operational efficiency while managing aggressive, yet sustainable growth. As a successful business owner, he brings the Company a wealth of knowledge in areas related to implementing efficient operational strategy, developing system processes, supply-chain management, and sales.

Mr. Oliva’s proven business development success provides the Company with the ability to determine the optimal balance of both present activity and future vision and its direct impact on the Company’s strategic direction and priorities.

PROPOSAL 2—APPROVAL OF THE POTENTIAL STOCK ISSUANCE

Our Board is seeking the approval of our stockholders of the potential issuance of shares of our common stock to Streeterville Capital, LLC (“Streeterville”) in excess of 19.99% of our outstanding common stock pursuant to Nasdaq Listing Rules 5635(b) and 5635(d).

Streeterville SPA and Note

On April 5, 2024, the Company entered into a securities purchase agreement (the “SPA”) with Streeterville pursuant to which the Company issued a secured convertible promissory note (the “Note”) with a maturity date of April 8, 2025 (the “Maturity Date”), in the principal sum of $6,210,000 (the “Principal Sum”). Pursuant to the terms of the Note, the Company agreed to pay the Principal Sum to Streeterville and to pay interest on the principal balance at the rate of 10.9% per annum. The Note carries an original issue discount (“OID”) of $660,000. In addition, $50,000 was withheld from the Principal Sum to cover Streeterville’s transaction costs. Accordingly, on April 8, 2024, Streeterville paid the purchase price of $5,500,000 in exchange for the Note.

Streeterville may convert the Note into the Company’s common stock on any trading day (and the following trading day) that any intraday trade price of the common stock is 10% greater than the closing trade price on the previous trading day (each a “Voluntary Conversion”). With respect to any Voluntary Conversion, the conversion price is equal to 85% of the lowest daily volume weighted average price of the common stock on any trading day during the five trading day period prior to the respective conversion date (the “Conversion Price”), subject to adjustment as provided in the Note as well as beneficial ownership limitations.

Beginning on October 8, 2024, Streeterville will have the right to redeem up to $950,000 of the Note per calendar month. The Company is required to pay such redemption amounts in cash; provided, however, that if certain equity conditions are satisfied, then the Company may pay all or any portion of such applicable redemption amount by issuing shares of common stock at the applicable Conversion Price at such time.

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The Company may prepay the Note at any time prior to the date that an event of default (as defined in the Note) occurs at an amount equal to 105% of the outstanding balance, including the Principal Sum then outstanding plus accrued and unpaid interest.

Pursuant to the terms of the Note, the Company will not effectuate any conversion of the Note to the extent that after giving effect to such conversion would cause Streeterville (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of the Company’s common stock outstanding on such date (including for such purpose the shares of common stock issuable upon such issuance) (the “Maximum Percentage”). The Maximum Percentage will automatically be increased to 9.99% at any time the market capitalization of the Company is less than $10,000,000.

In addition to the beneficial ownership limitations provided in the Note, the sum of the number of shares of common stock that may be issued under the SPA and Note will be limited to 19.99% of the outstanding common stock of the Company on April 5, 2024, unless stockholder approval to exceed such limitation is obtained by the Company. The Company was required, under the terms of the Note, to seek stockholder approval with respect to the transaction within six months of April 5, 2024. If the Company is unable to obtain such stockholder approval within nine months of April 5, 2024, then the Company must repay the Note in cash.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Listing Rules, including Rule 5635(d) and Rule 5635(b).

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue to Streeterville under the Note more than 19.99% of our outstanding shares of common stock unless (i) we obtain stockholder approval to issue shares of common stock in excess thereof, or (ii) the average price of all applicable issuances of common stock to Streeterville under the Note equals or exceeds the lesser of the closing price of our common stock immediately prior to the date that the Note was executed or the average closing price of our common stock for the five trading days immediately prior to the date the Note was executed, such that issuances of the common stock to Streeterville under the Note would be exempt from the Nasdaq 20% Rule. In any event, we may not issue or sell any shares of our common stock under the Note if such issuance or sale would breach any applicable Nasdaq rules.

In addition, Nasdaq Listing Rule 5635(b) generally requires us to obtain stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Pursuant to applicable Nasdaq guidance, a change of control may generally be deemed to occur when an investor would own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position of the issuer. However, in determining if a change of control has occurred (and stockholder approval is required), Nasdaq will consider all circumstances concerning the transaction and may determine that a change of control has occurred even if the number of shares of common stock or voting power that an investor has a right to acquire is less than 20%.

We are required to obtain stockholder approval pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) to permit issuances of our common stock to Streeterville pursuant to the Note in excess of 19.99% of our outstanding shares of common stock. Accordingly, under this Proposal 2, we are seeking stockholder approval for the issuance of shares of our common stock to Streeterville under the Note in excess of 19.99% of our outstanding shares of common stock.

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Effect of Failure to Obtain Stockholder Approval

If Proposal 2 is not approved by our stockholders at the Annual Meeting, we will not be permitted to issue shares of common stock to Streeterville pursuant to the Note in excess of 19.99% of our outstanding shares of common stock, unless the average price of all issuances of common stock to Streeterville pursuant to the Note equals or exceeds the Minimum Price (as defined under Nasdaq Rule 5635(d)(1)(A)), such that issuances and sales of our common stock under the Note would be exempt from 19.99% limitation under the Nasdaq 20% Rule, and we may not issue shares under the Note if the issuance would violate Nasdaq Listing Rule 5635(b). If, as a result of failing to obtain stockholder approval, we are prohibited from issuing shares of common stock pursuant to conversion of the Note in excess of 19.99% of our outstanding common stock (or in an amount that would violate Nasdaq Listing Rule 5635(b)), we would likely be required to seek alternative sources of financing, which may not be available on terms favorable to the Company, or at all.

Dilution

The issuance of shares of common stock upon conversion of the Note will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. The dilutive effect may be significant.

Effect of Approval of Proposal 2

If this Proposal 2 is approved by our stockholders, we will be able to issue shares of common stock equal to 20% or more of our outstanding shares upon conversion of the Note. Each additional share of common stock that would be issuable pursuant to the Note would have the same rights and privileges as each share of our currently authorized common stock.

Vote Required

Approval of the issuance of shares of common stock to Streeterville pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) requires the affirmative vote of a majority of the shares entitled to vote on this proposal, present in person virtually or represented by proxy at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against Proposal 2, and broker non-votes will have no effect.

Appraisal Rights

Under Nevada law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to Proposal 2 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2 that is not shared by all of our other stockholders.

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Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK TO ARMISTICE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO NASDAQ LISTING RULES.

PROPOSAL 3—APPROVAL OF REVERSE STOCK SPLIT

On February 9, 2024, the Company received a notification letter (the “Notification Letter”) from Nasdaq’s Listing Qualifications Staff (the “Nasdaq Staff”) that it was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s common stock between December 27, 2023 and February 8, 2024, the Company no longer met the Minimum Bid Price Requirement. The Notification Letter had no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Capital Market and the common stock continued to trade on The Nasdaq Capital Market under the symbol “NVOS.” At that time, the Company was provided a compliance period of 180 calendar days from the date of the Notification Letter, or until August 7, 2024, to regain compliance with the Minimum Bid Price Requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

As the Company did not regain compliance with the Minimum Bid Price Requirement by August 7, 2024, and it was determined by the Nasdaq Staff that the Company should not be eligible for another 180 calendar-day extension, the Company received a delisting determination letter on August 9, 2024. Subsequently, the Company timely requested a hearing before a Nasdaq Hearing Panel (“Panel”). The hearing request automatically stayed any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. In that regard, pursuant to the Nasdaq Listing Rules, the Panel has the discretion to grant the Company an additional extension period not to exceed February 5, 2025. However, there can be no assurance that the Panel will grant the Company an additional extension period or that the Company will ultimately meet all applicable requirements for continued listing on The Nasdaq Capital Market. The Company provided a plan to regain compliance to the Panel and is awaiting the Panel’s determination.

There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement, even if it maintains compliance with the other listing requirements.

In response to the Notification Letter and in an attempt to increase the share price of our common stock, we are asking stockholders to adopt and approve an amendment to our Articles of Incorporation (the “Reverse Stock Split Amendment”) to effectuate the Reverse Stock Split of our issued and outstanding common stock. On September 26, 2024, our Board unanimously approved and declared advisable the proposed Reverse Stock Split Amendment and recommends that our stockholders adopt and approve the proposed Reverse Stock Split Amendment. If approved by stockholders, this Proposal 3 will authorize the amendment of our Articles of Incorporation to effectuate the Reverse Stock Split at a ratio of no less than 1-for-10 and no more than 1-for-30, with such ratio to be determined at the sole discretion of the Board, with any fractional shares being rounded up to the next higher whole share.

Assuming stockholders approve the Reverse Stock Split Amendment, the effective date of the Reverse Stock Split will be determined at the sole discretion of the Board and will be publicly announced by us. The Board may determine, in its sole discretion, not to effectuate the Reverse Stock Split and not to file any amendment to our Articles of Incorporation.

If we effectuate the Reverse Stock Split, then, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the then-outstanding shares of common stock immediately following the Reverse Stock Split that such stockholder held immediately prior to the Reverse Stock Split. The par value of our common stock will remain unchanged at $0.001 per share. No fractional shares of common stock will be issued as a result of the Reverse Stock Split.

If the proposed Reverse Stock Split Amendment is adopted and approved by our stockholders and the Board elects to effectuate the Reverse Stock Split, we will file an amendment to our Articles of Incorporation with the Nevada Secretary of State that sets forth the Reverse Stock Split Amendment and the Reverse Stock Split ratio as determined by the Board. The Reverse Stock Split Amendment will be effective immediately upon filing with the Nevada Secretary of State or at such later time as is set forth therein. The Board also may determine in its discretion to abandon such an amendment, and to not effectuate the Reverse Stock Split. The Board reserves the right to withdraw Proposal 3 relating to the Reverse Stock Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal 3 should be disregarded.

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Background and Reasons for the Reverse Stock Split

Our Board of Directors’ primary reason for approving and recommending the Reverse Stock Split is to increase the share price of our common stock to a level that will enable the Company to comply with the Minimum Bid Price Requirement. The Board of Directors believes that maintaining the Company’s Nasdaq listing is in the best interests of the Company and its stockholders. Among other things, the Board of Directors believes that the Company’s Nasdaq listing may enable the Company to achieve better access to capital, encourage investor interest and improve the marketability of our common stock to a broader range of investors. In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we believe the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which should enhance the liquidity available to the holders of our common stock. Accordingly, we believe that approval of the Reverse Stock Split is in the Company’s and its stockholders’ best interests.

However, despite approval of the Reverse Stock Split by our stockholders and the implementation thereof by our Board of Directors, there is no assurance that the price of our common stock would be, or remain, following the Reverse Stock Split at a level high enough to enable us to comply with the Minimum Bid Price Requirement or to attract capital investment in our company. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement, even if it maintains compliance with the other listing requirements.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, general market conditions and the market perception of our company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

After undertaking a thorough analysis of the advisability of the Reverse Stock Split and considering the totality of the circumstances, our Board of Directors believes that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders. The effectuation of the Reverse Stock Split is conditioned on our Board’s consideration of the totality of the circumstances. The Board reserves the right to withdraw Proposal 3 relating to the Reverse Stock Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal 3 should be disregarded.

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Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder adoption and approval of the Reverse Stock Split at a ratio of no less than 1-for-10 and no more than 1-for-30 is in the best interests of our stockholders because it provides the Board and the Company with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split is implemented. If our stockholders approve Proposal 3, the Board will implement the Reverse Stock Split only upon a determination that the Reverse Stock Split is in the best interests of the stockholders at that time. The Board will then select the ratio for the Reverse Stock Split within the range approved by stockholders that the Board determines to be advisable and in the best interests of the stockholders, considering relevant market conditions at the time the Reverse Stock Split is to be implemented. The factors that the Board may consider in determining the Reverse Stock Split ratio include, but are not limited to, the following:

●	The historical and projected trading price and trading volume of our common stock;

●	General economic and other related conditions prevailing in our industry and in the marketplace; and

●	Our ability to meet Nasdaq’s Minimum Bid Price Requirement.

The Board intends to select the Reverse Stock Split ratio that it believes will be most likely to achieve the anticipated benefits of the Reverse Stock Split described above. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the implementation of the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.

The Board reserves the right to withdraw Proposal 3 relating to the Reverse Stock Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal 3 should be disregarded.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our common stock price. We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Despite approval of the Reverse Stock Split by our stockholders and the implementation thereof by our Board of Directors, there is no assurance that the price of our common stock would be, or remain, following the Reverse Stock Split at a level high enough to enable us to comply with the Minimum Bid Price Requirement or to attract capital investment in our company.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not result in increasing the marketability of our common stock.

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Effects of the Reverse Stock Split

General

The principal effect of the Reverse Stock Split, if implemented by the Board, would be to proportionately decrease the number of issued and outstanding shares of our common stock based on the ratio selected by our Board, which will result in each stockholder owning a reduced number of shares of common stock after the effective date of the Reverse Stock Split. The actual number of shares issued and outstanding and ultimately owned by each stockholder after giving effect to the Reverse Stock Split, if implemented, would depend on the ratio for the Reverse Stock Split that is ultimately determined by our Board. The Reverse Stock Split would affect all holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except as described below under “Mechanics of the Reverse Stock Split-Fractional Shares.” In addition, the Reverse Stock Split would not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our common stock.

Effect on Capital Stock

The Company’s Articles of Incorporation authorizes the issuance of up to 499,000,000 shares of common stock and 1,000,000 shares of preferred stock, $0.001 par value per share. The proposed Reverse Stock Split will have no impact on the total authorized number of shares of common stock or preferred stock, or the par value of the common stock or preferred stock. As of the Record Date, there were no shares of preferred stock designated or issued.

Accounting Matters

As a result of the Reverse Stock Split, at the effective time of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the Reverse Stock Split ratio chosen by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged. The historical earnings or loss per share of our common stock reported in all financial reports published after the effective date of the Reverse Stock Split will be restated to reflect the proportionate decrease in the number of outstanding shares of common stock for all periods presented so that the results are comparable.

Mechanics of the Reverse Stock Split

In the case of common stock registered directly on the books of Pacific Stock, our transfer agent, only, no fractional shares of common stock will be issued as a result of the Reverse Stock Split. Rather, any fractional shares will be rounded up to the next higher whole share.

In the case of common stock held through a broker, bank or nominee, your broker, bank, or nominee will determine the process for dealing with any entitlements to fractional shares of common stock.

Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers, or other nominees will be instructed to effectuate the Reverse Stock Split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, or other nominee.

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Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records)

All of our registered holders of common stock hold their shares electronically in book-entry form with our transfer agent. They are provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effective Time

The effective time of the Reverse Stock Split, if the proposed Reverse Stock Split Amendment is adopted and approved by stockholders and the Reverse Stock Split is implemented at the direction of the Board, will be the date and time that the Reverse Stock Split Amendment effectuating the amendment with the ratio selected by the Board is filed with the Nevada Secretary of State or such later time as is specified therein. Such filing may occur as shortly after the Annual Meeting or at any time prior to the 2025 annual meeting of stockholders. The exact timing of the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Board reserves the right to withdraw Proposal 3 relating to the Reverse Stock Split and, if such proposal is withdrawn, all references in the Company’s proxy materials to voting for Proposal 3 should be disregarded. In addition, the Reverse Stock Split may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Reverse Stock Split Amendment with the Nevada Secretary of State, notwithstanding stockholder adoption and approval of the Reverse Stock Split Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Reverse Stock Split. If the Reverse Stock Split Amendment implementing the Reverse Stock Split has not been filed with the Nevada Secretary of State on or before the date of the 2025 annual meeting of stockholders, the Board will be deemed to have abandoned the Reverse Stock Split.

Appraisal Rights

Under Nevada law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders for U.S. federal income tax purposes. This summary is based upon the provisions of the Code, Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date of this proxy statement, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

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This discussion applies only to holders of our common stock that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, or any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Board intends the Reverse Stock Split to be treated as a “recapitalization” under Section 368(a)(1)(E) of the Code, although no assurances are provided in this regard. In such case, we should not recognize gain or loss in connection with the Reverse Stock Split. Also, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Holders of shares of our common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

Vote Required

Adoption of Proposal 3 requires an affirmative vote of a majority of the outstanding common stock entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” from voting concerning Proposal 3. Abstentions will count toward the quorum and will have the same effect as a vote against Proposal 3.

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Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fruci acted as our independent registered public accounting firm for the fiscal years ended August 31, 2024 and 2023. The Audit Committee has appointed Fruci to act in that capacity for the fiscal year ending August 31, 2025.

A representative of Fruci is not expected to be present at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of Fruci as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Fruci or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The following table shows the fees that were billed for the audit and other services provided by Fruci for the fiscal years ended August 31, 2023 and 2022.

	Fiscal Year Ended August 31,
	2023	2022
Audit Fees (1)	$165,000	$-
Audit-Related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$165,000	$-

(1)	Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.
(2)	Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include historical audits of the businesses acquired, consultation regarding our correspondence with the SEC, other accounting consulting and other audit services.
(3)	Tax Fees - This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.
(4)	All Other Fees - This category consists of fees for other miscellaneous items.

Our Audit Committee has determined that the services provided by Fruci are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

Board of Directors Pre-Approval Process, Policies and Procedures

All audit and permissible non-audit services provided by our independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management periodically report to the board of directors regarding the extent of services provided by the independent registered public accounting firm. Consistent with the board of directors’ policy, all audit and permissible non-audit services provided by our independent registered public accounting firm were pre-approved by our board of directors.

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REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with Fruci, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended August 31, 2023 (the “2023 Financial Statements”).
●	Fruci has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
●	The Audit Committee has received from Fruci the written disclosures and the letter required by applicable requirements of the PCAOB regarding Fruci’s communications with the Audit Committee concerning independence and has discussed Fruci’s independence with them, and based on this evaluation and discussion, recommended that Fruci be selected as the independent registered public accounting firm for the Company for the fiscal year ended August 31, 2024.
●	Based upon the aforementioned review, discussions and representations of Fruci, the Audit Committee recommended to the Board of Directors that the 2023 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2023.

Submitted by the Audit Committee of the Board of Directors:

Michael Pope, Chairman
Alex Flesias
Sarfaraz Ali

Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of Fruci as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 4. Abstentions will have the effect of a vote “against” Proposal 4. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 4.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF FRUCI AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our current named executive officers and directors that beneficially own shares of our common stock; and

●	all our executive officers and directors as a group.

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All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 19,054,523 shares issued and outstanding as of the Record Date. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock Owned
Named Executive Officers and Directors:
Robert Mattacchione	1,290,858	(1)	6.8%
Christopher David	485,695	(2)	2.5%
Sarfaraz Ali	3,948	(3)	*
Alex Flesias	11,380	(3)	*
Michael Pope	12,700	(3)	*
All directors and executive officers as a group (7 persons)	2,030,554	(4)	10.4%
5% Stockholders:
ALMC-ASAP Holdings, Inc. (5)	1,290,858	(6)	6.8%

(1)	Represents shares owned by ALMC-ASAP Holdings, Inc. (“ALMC”). ALMC is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and depository power over these shares.
(2)	Includes 477,500 shares that may be acquired upon exercise of vested options.
(3)	Represents shares that may be acquired within 60 days of the Record Date upon exercise of vested options.
(4)	In addition to shares beneficially owned by the Named Executive Officers and directors identified by name in the table, includes (i) shares beneficially owned by Mr. Sethi, the Company’s Principal Financial Officer, and (ii) 225,973 shares beneficially owned by Rob Oliva, the Company’s President. Includes 511,424 shares that may be acquired by the Named Executive Officers, directors, Mr. Sethi and Mr. Oliva upon exercise of vested options.
(5)	ALMC-ASAP Holdings, Inc.’s address is 119 Westcreek Drive, Suite 1, Woodbridge Ontario Canada L4L 9N6.
(6)	ALMC-ASAP Holdings, Inc.’s shares are held by the Mattacchione Family Trust. See footnote 1 above.

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

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ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2023, including the financial statements filed as part of the Annual Report (the “2023 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2023 Form 10-K, without charge, upon written request to Corporate Secretary, Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004. The 2023 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov).

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Pacific Stock Transfer Company, 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119.

To delist yourself from householding in the future you may write us at Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004, Attention: Corporate Secretary, or call (800) 785-7782. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2025 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004 no later than June 13, 2025. The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

By Order of the Board of Directors,

/s/ Robert Mattacchione
Chairman of the Board and Chief Executive Officer

October 16, 2024

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 21, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NVOS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 21, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57124-P18665 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOVO INTEGRATED SCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of five directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert Mattacchione	☐	☐	☐
1b. Christopher M. David	☐	☐	☐
1c. Alex Flesias	☐	☐	☐
1d. Michael Pope	☐	☐	☐
1e. Sarfaraz Ali	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V57125-P18665

NOVO INTEGRATED SCIENCES, INC.

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 22, 2024 AT 1:00 PM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Robert Mattacchione and Christopher M. David, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Novo Integrated Sciences, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM ET, on November 22, 2024, at www.virtualshareholdermeeting.com/NVOS2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE